                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: June 29, 2001
                 Date of earliest event reported: June 29, 2001





                            INDUSTRIAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



                                 State of Texas
                  (State or other jurisdiction of jurisdiction)

                                    000-19580
                            (Commission File Number)

                                   76-0289495
                      (I.R.S. Employer Identification No.)



                       7135 Ardmore, Houston, Texas 77054
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (713) 747-1025


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

By letter dated June 11, 2001, a Nasdaq Listing Qualification Panel determined to continue listing Industrial Holdings, Inc. securities on The Nasdaq National Market pursuant to the following exception. On or before June 29, 2001, Industrial Holdings must make a public filing that evidences a minimum shareholders' equity of $10 million as well as compliance with all other requirements for continued listing on The Nasdaq National Market. The filing must contain a balance sheet, no older than 45 days, with pro forma adjustments for any significant events or transactions occurring on or before the filing date. In addition, Industrial Holdings must continue to maintain a minimum $10 million shareholders' equity at June 30, 2001 as reflected in its timely filed Form 10-Q for the three months ended June 30, 2001.

SJMB, L.P. ("SJMB") is currently the holder of two Subordinated Convertible Promissory Notes dated August 25, 2000, one in the original principal amount of $3,450,000 convertible to Industrial Holdings common stock at $1.15 per share ("Note A") and the other in the original principal amount of $3,450,000 convertible to Industrial Holdings common stock at $2.00 per share ("Note B," and together with Note A, the "Convertible Notes"). Industrial Holdings and SJMB have entered into (i) a Consent and Release dated as of May 7, 2001 (the "Consent"), whereby SJMB has given its consent to the sale of A&B Bolt and Supply, Inc. to T-3 Energy Services, Inc. ("T-3) and the subsequent merger of Industrial Holdings and T-3 (the "Merger"), and (ii) Amendment No. 1 to the Convertible Notes and Agreement to Convert dated as of May 7, 2001 ("Amendment No. 1"), whereby SJMB and Industrial Holdings agreed that SJMB would convert the Convertible Notes on the consummation of the Merger at a Conversion Price of $1.75 per share.

In order to achieve a minimum of $10 million in shareholders' equity, SJMB agreed with IHI to convert all outstanding principal and accrued interest under Note A on June 29, 2001 into 3,284,167 shares of common stock of Industrial Holdings at $1.15 per share. SJMB's election to convert Note A is set forth in a second amendment of the terms of the Convertible Notes (the "Second Amendment"). The Second Amendment also provides, among other things, that the obligations and rights set forth in Amendment No. 1 are terminated and on the date of the consummation of the Merger, all principal and accrued interest outstanding under Note B will automatically convert into that number of shares of Industrial Holdings common stock equal to (1) the number of shares that would have been received by SJMB had SJMB not converted Note A on June 29, 2001, but instead had converted the entire principal and accred interest outstanding on that date under both Convertible Notes less (2) the 3,284,167 shares of IHI common stock received on conversion of Note A. SJMB has agreed not to convert Note B prior to the earlier to occur of the Merger or December 31, 2001.

The following unaudited pro forma condensed balance sheet adjusts the historical balance sheet of Industrial Holdings as of May 31, 2001 for the conversion of Note A as if the conversion had occurred on May 31, 2001. The unaudited pro forma condensed balance sheet in the opinion of management includes all adjustments considered necessary to present fairly the balance sheet at May 31, 2001.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF MAY 31, 2001


                                                 IHI             PRO FORMA
                                             HISTORICAL          ADJUSTMENTS         PRO FORMA
                                             ----------          -----------         ---------
                   ASSETS
Current assets:
Cash and cash equivalents................     $    950                               $    950
Accounts receivable - trade, net.........       34,107                                 34,107
Cost and estimated earnings in
  excess of billings.....................        1,718                                  1,718
Inventories..............................       23,291                                 23,291
Notes receivable, current portion........          270                                    270
Net assets of discontinued operations....       25,373                                 25,373
Other current assets.....................          682                                    682
                                              --------                               --------
     Total current assets................       86,391                                 86,391

Property and equipment, net..............       32,363                                 32,363
Notes receivable, less current portion...          159                                    159
Other assets.............................        1,699                                  1,699
Goodwill and other intangible
  assets, net............................        7,173                                  7,173
                                              --------                               --------

Total assets.............................     $127,785                               $127,785
                                              ========                               ========




     See accompanying notes to unaudited pro forma condensed balance sheet.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               AS OF MAY 31, 2001


                                                    IHI              PRO FORMA
                                                 HISTORICAL         ADJUSTMENTS          PRO FORMA
                                                 ----------         -----------          ---------
    LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Notes payable............................         $ 39,577                                $ 39,577
Accounts payable - trade.................           19,579                                  19,579
Billings in excess of costs
  and estimated earnings.................            5,223                                   5,223
Accrued expenses.........................            9,725                (327) (a)          9,398
Current portion of long-term
  obligations............................           38,852              (3,450) (a)         35,402
                                                  --------           ---------            --------
     Total current liabilities...........          112,956              (3,777)            109,179

Long-term obligations, less
  current portion........................            5,742                                   5,742
Other long-term liabilities..............            2,467                                   2,467
Deferred income tax liability............              305                                     305
                                                  --------           ---------            --------
     Total liabilities...................          121,470              (3,777)            117,693

Shareholders' equity
  Common stock...........................              848                  33  (a)            881
  Additional paid-in capital.............           54,477               3,744  (a)         58,221
  Retained earnings (deficit)............          (45,738)                                (45,738)
  Treasury stock.........................           (3,272)                                 (3,272)
                                                  --------           ---------            --------
     Total shareholders' equity..........            6,315               3,777              10,092
                                                  --------           ---------            --------

Total liabilities and shareholders'
  equity.................................         $127,785           $                    $127,785
                                                  ========           =========            ========




     See accompanying notes to unaudited pro forma condensed balance sheet.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                                  BALANCE SHEET



(a) To record the conversion of the 11% convertible note payable to SJMB, L.P. and convertible into IHI common stock at $1.15 per share together with the accrued interest as follows:

     Principal amount of SJMB note to be converted                    $  3,450
     Accrued interest to be converted                                      327
                                                                      --------
     Total principal and interest to be converted                     $  3,777
     Conversion price                                                 $   1.15
                                                                      --------
     Shares of IHI common stock to be issued                             3,284
                                                                      ========

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Industrial Holdings, Inc.
                                             (Registrant)



    Date: June 29, 2001                      By /s/ Christine Smith
                                             Christine Smith
                                             Executive Vice President and
                                             Chief Accounting Officer